UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest events reported): February 11, 2004


                           EDGEWATER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                  0-20971                  71-0788538
  (State of other jurisdiction of (Commission File Number)  (I.R.S. Employer
           incorporation)                                   Identification No.)

         20 Harvard Mill Square
         Wakefield, Massachusetts                                  01880
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (781) 246-3343



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Item 12.  Results of Operations and Financial Condition.

         On February 11, 2004, Edgewater Technology, Inc. (the "Company") reported its results of operations for its fourth quarter ended December 31, 2003 and the full year 2003. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

         The information contained herein and in the accompanying exhibit is being "furnished," as opposed to being "filed" pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall not be incorporated hereafter by reference into any filing of the Company, where made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit incorporated hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EDGEWATER TECHNOLOGY, INC.


Dated: February 11, 2004                       By:  /s/ Kevin R. Rhodes
                                                    -------------------
                                                        Kevin R. Rhodes
                                                        Chief Financial Officer


                           INDEX TO FURNISHED EXHIBIT

Exhibit
Number        Description
------        -----------

99.1          Edgewater Technology, Inc. Press Release dated February 11, 2004.






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